SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

December 3, 2004

Gadzooks, Inc.

(Exact Name of Registrant as Specified in Charter)

Texas (State of Other Jurisdiction of Incorporation)	0-26732 (Commission File Number)	74-2261048 (IRS Employer Identification No.)

4121 International Parkway
Carrollton, Texas 75007
(Address and Zip Code of Principal Executive Offices)

(972) 307-5555
(Registrant’s telephone number, including area code)

SIGNATURE
EXHIBIT INDEX
PricewaterhouseCoopers LLP Letter

     This Amendment No. 1 amends Item 4 of the Current Report on Form 8-K filed by Gadzooks, Inc. (“Gadzooks” or the “Company”) on August 5, 2004 to reflect the effectiveness of the dismissal of PricewaterhouseCoopers LLP, as Gadzooks’ independent registered public accounting firm as of December 3, 2004.

Item 4.01. Changes in Registrant’s Certifying Accountant.

     As previously reported, Gadzooks, Inc. dismissed PricewaterhouseCoopers LLP as its independent registered public accounting firm effective upon completion of services related to the review of the Company’s Form 10-Q for the quarter ended May 1, 2004. Gadzooks and PricewaterhouseCoopers LLP have since agreed that PricewaterhouseCoopers LLP will not complete the review of such Form 10-Q, but rather, BDO Seidman, Gadzooks’ new independent accountants, will complete the review of the Form 10-Q for the quarter ended May 1, 2004. As such, the dismissal of PricewaterhouseCoopers LLP as Gadzooks’ independent registered public accountants became effective as of December 3, 2004.

     PricewaterhouseCoopers LLP’s audit reports on the Company’s financial statements as of January 31, 2004 and February 1, 2003 and for the years ended January 31, 2004 and February 1, 2003 did not contain an adverse opinion or disclaimer of opinion, and no such report was qualified or modified as to uncertainty, audit scope or accounting principle. However, the report on the financial statements as of January 31, 2004 and February 1, 2003 and for the years ended January 31, 2004 and February 1, 2003 contains an explanatory paragraph that raises substantial doubt about the ability of the Company to continue as a going concern.

     During the years ended January 31, 2004 and February 1, 2003 and through December 3, 2004, there have been no disagreements between the Company and PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their report on the financial statements for such years.

     During the years ended January 31, 2004 and February 1, 2003 and through December 3, 2004, there have been no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

     Gadzooks has requested PricewaterhouseCoopers LLP to furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements made by the Company. A copy of such letter, dated December 9, 2004, is filed as Exhibit 16.2 to this Current Report.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired. Not applicable.

(b)	Pro forma financial information. Not applicable.

(c)	Exhibits.

2

Number	Exhibit
16.1*	PricewaterhouseCoopers LLP’s letter dated August 4, 2004 regarding the Company’s disclosure in the Current Report on Form 8-K.

16.2	PricewaterhouseCoopers LLP’s letter dated December 9, 2004 regarding the Company’s disclosure in the Current Report on Form 8-K/A.

*Previously filed.

[SIGNATURE PAGE TO FOLLOW]

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GADZOOKS, INC.
Date: December 9, 2004	By:	/s/ Gerald R. Szczepanski
		Name:	Gerald R. Szczepanski
		Title:	Chief Executive Officer

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EXHIBIT INDEX

Exhibit Number	Exhibit
16.1*	PricewaterhouseCoopers LLP’s letter dated August 4, 2004 regarding the Company’s disclosure in the Current Report on Form 8-K.

16.2	PricewaterhouseCoopers LLP’s letter dated December 9, 2004 regarding the Company’s disclosure in the Current Report on Form 8-K/A.

*Previously filed.